UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2021 (March 12, 2021)

APOLLO MEDICAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37392	95-4472349
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

1668 S. Garfield Avenue, 2nd Floor, Alhambra, CA 91801
(Address of principal executive offices) (zip code)

(626) 282-0288
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AMEH	Nasdaq Capital Market

Item 7.01	Regulation FD Disclosure.

On March 12, 2021 (the “Effective Date”), Allied Physicians of California, a Professional Medical Corporation dba Allied Pacific of California IPA (“APC”) entered into a Stock Purchase Agreement (the “SPA”) between APC and Medical Practice Holding Company, LLC, a Delaware limited liability company (“MPHC”), pursuant to which on the Effective Date, APC sold to MPHC in a private sale approximately 1.6 million shares of Apollo Medical Holdings, Inc., a Delaware corporation (the “Company”) Common Stock, $0.001 par value per share, for an aggregate cash purchase price of approximately $40.1 million.

APC is a consolidated variable interest entity of the Company. As set forth in the Company’s definitive proxy statement filed with the SEC on July 31, 2019 (the “Proxy Statement”), APC’s shares of the Company’s common stock are “Excluded Assets,” and any proceeds or gain on the sale therefrom, will remain in APC exclusively for the benefit of APC and its shareholders. As such, the sale will have no impact on the Series A Dividend payable by APC to AP-AMH Medical Corporation as described in the Proxy Statement, and consequently, will not affect net income attributable to the Company. However, the number of shares of the Company’s common stock sold by APC pursuant to the SPA will reduce by the same amount the number of shares of the Company’s common stock currently treated as treasury shares for accounting purposes.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO MEDICAL HOLDINGS, INC.

Dated: March 17, 2021	By:	/s/ Thomas S. Lam
	Name: Title:	Thomas S. Lam, M.D., M.P.H. Co-Chief Executive Officer and President